UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 19, 2023
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
    On and effective July 19, 2023, the Board of Directors (the “Board”) of Huntington Bancshares Incorporated, a Maryland corporation (the “Corporation”), amended and restated the Corporation’s Bylaws. The following is a summary of changes effected by the adoption of the amended and restated Bylaws (the “Amended Bylaws”), which is qualified in its entirety by reference to the full text of the Amended Bylaws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Article I, Section 1.05 (Quorum; Voting): The Amended Bylaws remove duplicative language.

Article I, Section 1.07 (General Right to Vote; Proxies): The Amended Bylaws add new provisions to address the requirements of Rule 14a-19 under the Exchange Act of 1934, as amended ("Rule 14a-19"), pertaining to the use of universal proxy cards in contested elections and reserve the use of white proxy cards for the Board.

Article I, Section 1.08 (Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals): The Amended Bylaws add, inter alia, new provisions to address the requirements of Rule 14a-19 pertaining to the use of universal proxy cards in contested elections, including a requirement that the information required by Rule 14a-19(b) be included in a notice of stockholder nomination delivered pursuant to the advance notice provisions of the Amended Bylaws. The Amended Bylaws also provide additional informational and representation requirements for stockholders seeking to propose business or nominate individuals for election as directors, and clarify the procedure through which stockholders may propose individuals for election as directors.

Article I, Section 1.09 (Organization and Conduct): The Amended Bylaws include revisions to facilitate orderly meetings of stockholders.

Article II, Section 2.03 (Election and Tenure of Directors): The Amended Bylaws provide that resignations by Board members are effective upon acceptance by the Board.

Article II, Section 2.05 (Regular Meetings): The Amended Bylaws provide that regular meetings of the Board shall be held at such places and times as provided by the Board.

Article II, Section 2.10 (Organization): The Amended Bylaws specifically include the Lead Director position in the list of individuals who may chair a meeting of the Board.

Other minor wording changes to conform with Maryland law and for readability and clarification were also made throughout the Amended Bylaws.

Item 8.01 Other Events.
    On July 20, 2023, Huntington Bancshares Incorporated announced that its Board of Directors declared a quarterly cash dividend on the company’s common stock of $0.155 per common share, unchanged from the prior quarter. The common stock cash dividend is payable on October 2, 2023, to shareholders of record on September 18, 2023. In addition, the Board declared quarterly cash dividends on six series of its preferred stock. The Board declared a quarterly cash dividend on its Floating Rate Series B Non-Cumulative Perpetual Preferred Stock (CUSIP#: 446150500) of $20.67392254 per share (equivalent to $0.5168481 per depositary receipt share). The Board declared a quarterly cash dividend on its 5.70% Series E Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock (CUSIP#: 446150AL8) of $2,112.39 per share (equivalent to $21.1239 per depositary receipt share). The Board declared a quarterly cash dividend on its 5.625% Series F Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (CUSIP#: 446150AT1) of $1,406.25 per share (equivalent to $14.0625 per depositary share). The Board declared a quarterly cash dividend on its 4.450% Series G Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (CUSIP#: 446150AV6) of $1,112.50 per share (equivalent to $11.1250 per depositary share). The Board declared a quarterly cash dividend on its 4.5% Series H Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (Nasdaq: HBANP) of $11.25 per share (equivalent to $0.28125 per depositary share). Finally, the Board declared a quarterly cash dividend on its 6.875% Series J Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (Nasdaq: HBANL) of $17.19 per share (equivalent to $0.42975 per depositary share). All six preferred stock cash dividends are payable October 16, 2023, to their respective shareholders of record on October 1, 2023.
A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits.
Exhibit 3.2 – Huntington Bancshares Incorporated Bylaws, amended and restated as of July 19, 2023.
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated July 20, 2023.
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.2	Huntington Bancshares Incorporated Bylaws, amended and restated as of July 19, 2023
Exhibit 99.1	News release of Huntington Bancshares Incorporated, dated July 20, 2023
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	July 20, 2023	By:	/s/ Jana J. Litsey

Jana J. Litsey
General Counsel